UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 5, 2017 (Date of earliest event reported)

NOVAGOLD RESOURCES INC.
(Exact Name of Registrant as Specified in Its Charter)

British Columbia	001-31913	N/A
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

201 South Main Street, Suite 400, Salt Lake City, Utah 84111
(Address of principal executive offices) (Zip Code)

(801) 639-0511
(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 5, 2017, NOVAGOLD RESOURCES INC. (the “Company”) held its 2017 Annual General Meeting of Shareholders (the “Annual Meeting”) at the Vancouver Hyatt Regency in Vancouver, British Columbia, Canada. At the Annual Meeting, the Company’s shareholders approved each of the following proposals set forth in the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on March 23, 2017:

Proposal 1:

The Company’s shareholders elected the following directors to hold office until the next annual meeting of shareholders or until a successor is elected or appointed:

Name	Votes For	Withheld	Broker Non-Votes
Sharon Dowdall	205,246,215	807,569	54,656,454
Dr. Marc Faber	205,245,961	807,824	54,656,453
Dr. Thomas Kaplan	205,191,258	862,527	54,656,453
Gregory Lang	205,398,998	654,786	54,656,454
Gillyeard Leathley	205,278,306	775,479	54,656,453
Igor Levental	204,521,052	1,532,732	54,656,454
Kalidas Madhavpeddi	205,199,575	854,209	54,656,454
Gerald McConnell	191,331,615	14,722,170	54,656,453
Clynton Nauman	205,319,846	733,939	54,656,453
Rick Van Nieuwenhuyse	161,384,452	44,668,973	54,656,813
Anthony Walsh	205,292,012	761,772	54,656,454

Proposal 2:

The Company’s shareholders ratified the appointment of PricewaterhouseCoopers LLP as auditors of the Company until the next annual meeting of the shareholders of the Company or until a successor is appointed and authorized the Company’s Board of Directors to fix their remuneration:

Votes For	Withheld	Broker Non-Votes
259,544,971	1,151,967	0

Proposal 3:

The Company’s shareholders approved a non-binding resolution approving the compensation of the Company’s “Named Executive Officers”:

Votes For	Votes Against	Abstain	Broker Non-Votes
153,210,502	51,918,544	911,438	54,656,454

Proposal 4:

The Company’s shareholders approved all of the unallocated entitlements under the Company’s Stock Award Plan:

Votes For	Votes Against	Abstain	Broker Non-Votes
192,464,448	12,282,335	1,293,700	54,656,455

Proposal 5:

The Company’s shareholders approved all of the unallocated entitlements under the Company’s Performance Share Unit Plan:

Votes For	Votes Against	Abstain	Broker Non-Votes
200,760,355	3,992,255	1,287,874	54,656,454

Proposal 6:

The Company’s shareholders approved all of the unallocated entitlements under the Company’s Deferred Share Unit Plan:

Votes For	Votes Against	Abstain	Broker Non-Votes
201,666,080	3,061,147	1,313,257	54,656,454

Item 7.01 Regulation FD Disclosure

On May 8, 2017, the Company issued a press release announcing the election of directors and voting results from the Annual Meeting. The press release is attached hereto as Exhibit 99.1.

The information contained in the press release attached hereto is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Press release, dated May 8, 2017 issued by NOVAGOLD RESOURCES INC. relating to voting results from annual shareholder meeting

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 8, 2017	NOVAGOLD RESOURCES INC.

	By:	/s/ David A. Ottewell
David A. Ottewell
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release, dated May 8, 2017 issued by NOVAGOLD RESOURCES INC. relating to voting results from annual shareholder meeting